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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 2000 in the Registration Statement (Form S-1) and related Prospectus of RightNow Technologies, Inc.

                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 20, 2000